UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported)

July 22, 2009

AMBASSADORS GROUP, INC.

Delaware

No. 0-33347

91-1957010

 (State or Other Jurisdiction
of Incorporation)

(Commission File Number)

 (IRS Employer
Identification No.)

Dwight D. Eisenhower Building, 2001 S Flint Road, Spokane, WA 99224

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code

(509) 568-7800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications prusuant to Rule 425 under the Secvurities Act (17 CFR 230.425

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 22, 2009, Ambassadors Group, Inc. (the “Registrant”) issued a press release announcing the Registrant’s earnings for the quarter ended June 30, 2009. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein in its entirety.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange

 Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the

Securities Act of 1933, as amended or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1: Press Release, dated July 22, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AM AMBASSADORS GROUP, INC.

 Date: July 22, 2009

By: By:

  Chadwick J. Byrd

/s/

   cChadwick J. Byrd
 Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

 Exhibit
Number

Description

99.1

 Press Release, dated July 22, 2009